UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Oxford Lane Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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OXFORD LANE CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

August 28, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Oxford Lane Capital Corp. (the “Company”) to be held on September 25, 2018 at 10:00 a.m., Eastern Time, in the second floor conference room of the Company’s corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company. The proxy statement accompanying this letter was first sent to stockholders on or about August 28, 2018.

It is very important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. Your vote is important.

Sincerely yours,

Jonathan H. Cohen
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 25, 2018.

For registered shareholders, our proxy statement and annual report for the year ended March 31, 2018, and the option to vote electronically, are available on the Internet at www.envisionreports.com/OXLC. Shareholders who hold their shares in a brokerage account can view our proxy statement and annual report on the Internet at http://www.edocumentview.com/OXLC and should vote their shares following the methods on the proxy card.

The following information applicable to the annual meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

OXFORD LANE CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 25, 2018

To the Stockholders of Oxford Lane Capital Corp.:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Oxford Lane Capital Corp. (the “Company”) will be held in the second floor conference room of the Company’s corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on September 25, 2018, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect two directors of the Company, Messrs. Saul B. Rosenthal and David S. Shin, each to be elected by the holders of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), and outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), voting together as a single class, with each such director to serve for a term of three years, or until his respective successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record of the Company’s outstanding Common Stock or outstanding Preferred Stock at the close of business on August 21, 2018. Whether or not you expect to be present in person at the Annual Meeting, and regardless of the number of shares you own, please follow the instructions on the enclosed proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card promptly in the self-addressed envelope provided. Please note, however, that if you wish to vote in person at the Annual Meeting and your shares are held of record by a broker, bank, trustee, or nominee, you must obtain a proxy issued in your name from that record holder. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Information about each of the director nominees is provided in the accompanying proxy statement.

We are not aware of any other business, or any other nominees for election as director, that may properly be brought before the Annual Meeting. Thank you for your continued support of the Company.

By Order of the Board of Directors,

Bruce L. Rubin
Corporate Secretary

Greenwich, Connecticut

August 28, 2018

This is a very important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the enclosed proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card promptly in the self-addressed envelope provided. Even if you vote your shares prior to the Annual Meeting, if you are a record holder of shares, or a beneficial holder who obtains proxy from your broker, bank, trustee, or nominee, you still may attend the Annual Meeting and vote your shares in person.

OXFORD LANE CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

PROXY STATEMENT

2018 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oxford Lane Capital Corp. (the “Company,” “Oxford Lane Capital,” “OXLC,” “we,” “us” or “our”) for use at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 25, 2018, at 10:00 a.m., Eastern Time, in the second floor conference room of the Company’s corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about August 28, 2018. A copy of the Company’s Annual Report for the fiscal year ended March 31, 2018 was previously mailed to the Company’s stockholders and has also been included with this Proxy Statement.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you are a “stockholder of record” (i.e., you hold shares of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”) or outstanding preferred stock, par value $0.01 per share (“Preferred Stock”), directly in your name), and you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the director nominees.

If you are a stockholder of record, you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Computershare Trust Company, N.A., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to Oxford Lane Capital Corp., c/o Computershare Trust Company, N.A., 250 Royal Street, Canton, MA 02021, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he, she or it has previously voted his, her or its shares. All of our directors are encouraged to attend the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Stockholders of record of the Company’s outstanding Common Stock or Preferred Stock may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

If you hold shares of the Company’s Common Stock or Preferred Stock through a broker, bank, trustee, or nominee (“Broker Shares”), you must follow the voting instructions you receive from your broker, bank, trustee, or nominee. If you hold shares of the Company’s Common Stock or Preferred Stock through a broker, bank, trustee, or nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. Please instruct your broker, bank, trustee, or nominee so your vote can be counted.

Please note that to be sure your vote is counted on all of the proposals to be considered at the Annual Meeting, you should instruct your broker, bank, trustee, or nominee how to vote your shares. If you do not provide voting instructions, and you hold your shares through a broker, bank, trustee, or nominee, votes may not be cast on your behalf with respect to “non-routine” matters such as the election of the director nominees.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposal:

1.	To elect two directors of the Company, Messrs. Saul B. Rosenthal and David S. Shin, each to be elected by the holders of the Company’s outstanding Common Stock and outstanding Preferred Stock, voting together as a single class, with each such director to serve for a term of three years, or until his respective successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT.

Annual Meeting Information

You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the Annual Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date (as defined below), a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership of shares of the Company.

Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record of the Company’s outstanding Common Stock or Preferred Stock at the close of business on August 21, 2018 (the “Record Date”). On the Record Date, there were 32,926,058 shares of the Company’s Common Stock outstanding and entitled to vote and there were 6,345,416 shares of the Company’s Preferred Stock outstanding and entitled to vote. Each share of Preferred Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The Company’s bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of shares of the Company’s outstanding Common Stock and Preferred Stock, without regard to class, entitled to cast a majority of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the Board of Directors may postpone, or the stockholders who are represented may adjourn, the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors.  The election of a director requires the affirmative vote, in person or by proxy, of a majority of the votes entitled to be cast on the matter. Each of Messrs. Saul B. Rosenthal and David S. Shin must be elected by a majority of the votes entitled to be cast on the matter, by holders of our outstanding Common Stock and Preferred Stock, voting together as a single class. Stockholders may not cumulate their votes. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Please note that to be sure your vote is counted, you should instruct your broker, bank, trustee, or nominee how to vote your shares.

Additional Solicitation.  If there are not enough votes to approve the election of the nominees for director at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the election of a nominee for director, to permit the further solicitation of proxies.

Information Regarding This Solicitation

Our board of directors is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Oxford Lane Management, LLC (“Oxford Lane Management”), the Company’s investment adviser. Oxford Lane Management and Oxford Funds, LLC (“Oxford Funds”), the Company’s administrator, are both located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. No additional compensation will be paid to directors, officers or regular employees of the Company, Oxford Lane Management or Oxford Funds for such services.

Stockholders may also provide their voting instructions through the internet. This option requires stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their internet link. Stockholders who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Stock and Preferred Stock of the Company by each current director, the director nominee, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our Common Stock or Preferred Stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of Common Stock or Preferred Stock is based upon Schedule 13G or 13D filings, or amendments thereto, by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class of Common Stock(2)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percentage of Class of Preferred Stock(2)
Interested Directors
Jonathan H. Cohen	210,000	*	44,444	*
Saul B. Rosenthal	130,000	*	22,222	*
Independent Directors
Mark J. Ashenfelter	15,000	*	—	—
John Reardon	—	—	—	—
David S. Shin	2,000	—	—	—
Executive Officers
Bruce L. Rubin	3,978	*	4,500	*
Gerald Cummins	—	—	—	—
Executive Officers and Directors as a Group	360,978	1.1%	71,166	1.1%
Thomas J. Herzfeld Advisors, Inc.(3)	—	—	331,117	5.2%
Leroy Scott Frantz(4)	1,012	*	649,372	10.2%
Karpus Management, Inc.(5)	—	—	1,477,892	23.3%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our Common Stock and Preferred Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock and preferred stock listed in this table.
(2)	Based on a total of 32,926,058 shares of our Common Stock and a total of 6,345,416 shares of our Preferred Stock issued and outstanding as of the Record Date.
(3)	Based upon information contained in the Schedule 13G/A filed on February 13, 2018 by Thomas J. Herzfeld Advisors, Inc. The address of Thomas J. Herzfeld Advisors, Inc. is 119 Washington Avenue, Suite 504, Miami Beach, FL 33139.
(4)	Based upon information contained in the Schedule 13G/A filed on January 24, 2018 by Leroy Scott Frantz. The address of Leroy Scott Frantz is Haebler Capital, 8 Sound Shore Drive, Greenwich, CT 06830.
(5)	Based on information contained in the Schedule 13D filed on February 9, 2018 by Karpus Management, Inc. d/b/a Karpus Investment Management, whose address is 183 Sully’s Trail, Pittsford, New York 14534.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Saul B. Rosenthal	Over $100,000
Independent Directors
Mark J. Ashenfelter	Over $100,000
John Reardon	None
David S. Shin	$10,001 – $50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Stock of $11.26 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. None of our independent directors beneficially owns any shares of our Preferred Stock.

PROPOSAL I: ELECTION OF DIRECTORS

The Company’s board of directors is set at five members unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Each of Messrs. Saul B. Rosenthal and David S. Shin has been nominated for election for a three-year term expiring in 2021. Each of Messrs. Rosenthal and Shin are to be elected by the holders of our outstanding Common Stock and Preferred Stock, voting together as a single class.

Neither of Messrs. Rosenthal or Shin is being proposed for election pursuant to any agreement or understanding between either Mr. Rosenthal or Mr. Shin and the Company or any other person or entity.

A stockholder of record can vote for or withhold his, her or its vote from either nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If either nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

As described below under “Nominating and Corporate Governance Procedures,” the independent directors of the Board of Directors have identified certain desired talents and experience for the directors. Each of our directors and the director nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominee and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Director — Term Expiring 2021

Independent Nominee

Mr. Shin is not an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name and Year First Elected Director	Term Expires	Age	Background Information
David S. Shin (2010)	2021	50	Mr. Shin presently serves as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group. Prior to this he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Interested Nominee

Mr. Rosenthal is an “interested person” of the Company as defined in the 1940 Act. Mr. Rosenthal is an interested person of the Company due to his position as President of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the non-managing member of Oxford Funds, the administrator for Oxford Lane Capital.

Name and Year First Elected Director	Term Expires	Age	Background Information
Saul B. Rosenthal (2010)	2021	49	Mr. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company and since 2015 as President of Oxford Bridge Management, LLC. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of LiftForward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Current Director — Term Expiring 2020

Independent Director

The following nominee is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
John Reardon (2010)	2020	51	Mr. Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

Current Directors — Term Expiring 2019

Independent Director

Mr. Ashenfelter is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
Mark J. Ashenfelter (2010)	2019	58	Mr. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

Interested Directors

Mr. Cohen is an “interested person” of the Company as defined in the 1940 Act. Mr. Cohen is an interested person of the Company due to his position as Chief Executive Officer of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as managing member of Oxford Funds, the administrator for Oxford Lane Capital.

Name and Year First Elected Director	Term Expires	Age	Background Information
Jonathan H. Cohen (2010)	2019	53	Mr. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds. Mr. Cohen has also served since 2015 as Chief Executive Officer of Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name	Age	Background Information
Bruce L. Rubin	58	Mr. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Funds, and Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins	63	Mr. Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp. and Oxford Square Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC, or “Alaric,” a compliance consulting firm. Mr. Cummins has also served since November 2015 as the Chief Compliance Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Cummins has been a Director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Oxford Lane Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Oxford Lane Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Oxford Lane Capital and its stockholders at such times.

Presently, Mr. Ashenfelter serves as the Chairman of our Board of Directors. Mr. Ashenfelter is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Ashenfelter’s independence from our investment adviser eliminates any perceived conflicts of interest and ensures that our management team acts in the best interests of our stockholders.

Our corporate governance policies include regular meetings of the independent directors in executive session with (i) representatives of our independent registered public accounting firm, and (ii) independent legal counsel and without the presence of interested directors and management. Our corporate governance policies also include the establishment of Audit and Valuation Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. Moreover, the independent directors of our Board of Directors are responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Oxford Lane Capital and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of Oxford Lane Capital and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as an investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any investment in which one of our affiliates is currently invested.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Certain Relationships and Transactions

Transactions with Related Persons

We have entered into the Investment Advisory Agreement with Oxford Lane Management. Oxford Lane Management is controlled by Oxford Funds, its managing member. In addition to Oxford Funds, Oxford Lane Management is owned in part by Charles M. Royce as a non-managing member. Oxford Funds, as the managing member of Oxford Lane Management, manages the business and internal affairs of Oxford Lane Management. In addition, Oxford Funds provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls Oxford Funds. Saul B. Rosenthal, our President, is also the President and Chief Operating Officer of Oxford Square Management and a member of Oxford Funds.

Charles M. Royce is the Chief Executive Officer of Royce & Associates. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management.

In addition, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and Oxford Square Capital Corp.’s investment adviser, Oxford Square Management. Oxford Funds is also the managing member of Oxford Square Management, LLC. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, at Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. Oxford Funds is the managing member of Oxford Bridge Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage Oxford Square Capital Corp. and Oxford Bridge, LLC on the other hand.

We, Oxford Square Capital Corp. and Oxford Bridge, LLC are subject to a written policy with respect to the allocation of investment opportunities among us, Oxford Square Capital Corp. and Oxford Bridge, LLC in view of the potential conflicts of interest raised by the relationships described above. The allocation policy generally provides that, depending on the amount of the investment opportunity and subject to current and anticipated cash availability, among other factors, investment opportunities that are suitable for more than one entity will be allocated on a pro-rata basis, based on each entity’s order size.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis. As a registered closed-end fund, we are limited in our ability to co-invest in privately negotiated transactions with certain funds or entities managed by Oxford Lane Management or its affiliates without an exemptive order from the SEC. On June 14, 2017, the SEC issued an exemptive order (the “Exemptive Order”), which permits us to co-invest in portfolio companies with certain funds or entities managed by Oxford Lane Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Review, Approval or Ratification of Transactions with Related Persons

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Oxford Lane Capital. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K of the Exchange Act).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of our equity securities, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during the year ended March 31, 2018.

Corporate Governance

Corporate Governance Documents

Our corporate governance documents are available on our website at http://www.oxfordlanecapital.com and are also available to any stockholder who requests them by writing to Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of OXLC. Our code of ethics can be accessed via our website at http://www.oxfordlanecapital.com.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors will annually determine each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We will monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of Oxford Lane Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen and Saul B. Rosenthal, as a result of their respective positions as Chief Executive Officer and President of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Evaluation

The Company’s directors perform an evaluation and assessment, no less frequently than annually, of the effectiveness of the Board of Directors and its committees.

Communication with the Board of Directors

Stockholders with questions about Oxford Lane Capital are encouraged to contact Oxford Lane Capital Corp.’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Lane Capital Corp., c/o Saul B. Rosenthal, President, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. The Board of Directors met on seven occasions during the fiscal year ended March 31, 2018. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.oxfordlanecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Shin, Ashenfelter and Reardon, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Shin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Shin meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. Mr. Shin currently serves as Chairman of the Audit Committee. The Audit Committee met on four occasions during the fiscal year ended March 31, 2018.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of investments. Our portfolio investments will generally not be publicly traded securities. As a result, there will not be a readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management will compile relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

The Valuation Committee is presently composed of Messrs. Ashenfelter, Shin and Reardon. Mr. Ashenfelter currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during the fiscal year ended March 31, 2018.

Compensation Committee

We do not have a compensation committee and we do not engage any compensation consultants because our executive officers do not receive any direct compensation from OXLC.

Nominating and Corporate Governance Procedures

We do not have a Nominating and Corporate Governance Committee because a majority of the independent directors of the Board of Directors, in accordance with the NASDAQ Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if one is received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our Common Stock and Preferred Stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, our independent directors consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of Oxford Lane Capital with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of the Company’s business and strategic direction and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	high character and integrity;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	appreciation of the relationship of our business to the changing needs of society;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations, and listing standards.

The Board of Directors’ goal is to assemble a Board of Directors that brings to Oxford Lane Capital a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although our independent directors may also consider such other factors as they may deem are in the best interests of Oxford Lane Capital and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Board of Directors has not engaged third parties to identify or evaluate or assist in identifying potential nominees although it reserves the right in the future to retain a third party search firm, if necessary.

The Board of Directors has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board of Directors considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Board of Directors generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Board of Directors believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board of Directors’ goal of creating a Board of Directors that best serves the needs of Oxford Lane Capital and the interests of its stockholders.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended March 31, 2018.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$93,000	—	$93,000
John Reardon	$93,000	—	$93,000
David S. Shin	$103,000	—	$103,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $75,000 (which was increased to $90,000 effective as of August 1, 2018). In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted, we do not expect that these proceedings will have a material effect upon our financial statements.

Board Consideration of the Investment Advisory Agreement

At an in-person meeting of our Board of Directors held on July 31, 2018, our Board of Directors unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered and concluded, among other things:

•	The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including the responses in a questionnaire regarding Oxford Lane Management’s investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;
•	The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;
•	Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were reasonable;
•	Our historical and projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;
•	Any existing and potential sources of indirect income to Oxford Lane Management or Oxford Funds from their relationships with OXLC and the profitability of those relationships, and concluded that Oxford Lane Management’s profitability was not excessive with respect to us;
•	The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•	The organizational capability and financial condition of Oxford Lane Management and its affiliates, and concluded that the organizational capability and financial condition of Oxford Lane Management were reasonable;
•	The due diligence-related expenses, travel expenses, and expenses associated with investigating and monitoring investments, and concluded that such expenses were reasonable; and
•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

Independent Registered Public Accounting Firm

The Audit Committee and the independent directors of the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2019.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended March 31, 2018	Fiscal Year Ended March 31, 2017
Audit Fees	$469,082	$534,285
Audit-Related Fees	—	—
Tax Fees	$62,375	$55,750
All Other Fees	—	—
Total Fees:	$531,457	$590,035

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2018 and 2017. These fees include services provided in connection with securities offerings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. No such fees were billed for the fiscal years ended March 31, 2018 and 2017.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance (including federal, state and local tax compliance), tax advice and tax planning for the fiscal years ended March 31, 2018 and 2017.

All Other Fees.  All other fees would include fees for products and services other than the services reported above. No such fees were billed for the fiscal years ended March 31, 2018 and 2017.

Audit Committee Report

The Audit Committee of the Board of Directors of Oxford Lane Capital Corp. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Ashenfelter, Reardon and Shin.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2010.

When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:

•	the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•	PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•	senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•	the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•	PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•	PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•	PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•	PricewaterhouseCoopers LLP’s professional integrity and objectivity;
•	the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for 2018.

Audit Engagement Partner Selection

Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

During the year ended March 31, 2018, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants and the PCAOB, including PCAOB Auditing Standard No. 1301 “Communications with Audit Committees.” The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board (United States) and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At this meeting, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended March 31, 2018 for filing with the SEC. The Audit Committee has also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending March 31, 2019.

Respectfully Submitted,

The Audit Committee

David S. Shin

Mark J. Ashenfelter

John Reardon

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2019 annual meeting of stockholders must be received by the Company on or before April 30, 2019. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Company’s proxy statement and form of proxy. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2019 annual meeting of stockholders. Any such proposal should be mailed to: Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. In order for any proposal by a stockholder made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, it must be received by us not later than July 14, 2019. If your proposal is not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by us for the 2019 annual meeting of stockholders may confer discretionary authority to us to vote on that proposal.

Stockholder proposals or director nominations for the Company to be presented at the 2019 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders. For the 2019 annual meeting of stockholders, the Company must receive such proposals and nominations between March 31, 2019 and April 30, 2019. If the date of the mailing of the notice for the 2019 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of mailing of the notice for the 2019 annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for the 2019 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

Delivery of Proxy Materials

Please note that only one copy of the Proxy Statement, the Annual Report for the year ended March 31, 2018 or Notice of Annual Meeting may be delivered to two or more stockholders of record of OXLC who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of OXLC at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (203) 983-5275 or by writing to Oxford Lane Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Available Information

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information is also available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275. Copies of our annual, semi-annual, quarterly, proxy statements and prospectuses are also available on our website at http://www.oxfordlanecapital.com.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you expect to attend the Annual Meeting, please follow the instructions on the proxy card or the enclosed voting instruction form to vote via the Internet or telephone, or sign, date and return a proxy card in the postage-paid envelope provided so that you may be represented at the Annual Meeting.

By Order of the Board of Directors,
Bruce L. Rubin
Corporate Secretary

Greenwich, Connecticut

August 28, 2018

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.
7.50% Series 2023 Term Preferred Shares

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR ALL" of the director nominees below.

1. Nominees: 01 - David S. Shin 02 - Saul B. Rosenthal

The election of the above person (except as marked to the contrary) as a director, who will serve as a director of Oxford Lane Capital Corp. until 2021, or until his successor is duly elected and qualified.

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 8 7 6 7 1 3

02WBZA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Oxford Lane Capital Corp. 7.50% Series 2023 Term Preferred Shares

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OXFORD LANE CAPITAL CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 25, 2018

PROXY FOR SHARES OF PREFERRED STOCK

The undersigned stockholder of Oxford Lane Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Bruce L. Rubin, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the second floor conference room of the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on September 25, 2018, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1 and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

Oxford Lane Capital Corp.
6.75% SERIES 2024 Term Preferred Shares

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR ALL" of the director nominees below.

1. Nominees: 01 - David S. Shin 02 - Saul B. Rosenthal

The election of the above person (except as marked to the contrary) as a director, who will serve as a director of Oxford Lane Capital Corp. until 2021, or until his successor is duly elected and qualified.

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 8 7 6 7 7 1

02WC1A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Oxford Lane Capital Corp. 6.75% SERIES 2024 Term Preferred Shares

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OXFORD LANE CAPITAL CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 25, 2018

PROXY FOR SHARES OF PREFERRED STOCK

The undersigned stockholder of Oxford Lane Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Bruce L. Rubin, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the second floor conference room of the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on September 25, 2018, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1 and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

Oxford Lane Capital Corp.
Common Stock

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends that you vote "FOR ALL" of the director nominees below.

1. Nominees: 01 - David S. Shin 02 - Saul B. Rosenthal

The election of the above person (except as marked to the contrary) as a director, who will serve as a director of Oxford Lane Capital Corp. until 2021, or until his successor is duly elected and qualified.

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 8 7 5 1 4 2

02WBYB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Oxford Lane Capital Corp. Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OXFORD LANE CAPITAL CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 25, 2018

PROXY FOR SHARES OF COMMON STOCK

The undersigned stockholder of Oxford Lane Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Bruce L. Rubin, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the second floor conference room of the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on September 25, 2018, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1 and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

Oxford Lane Capital Corp.
Common Stock

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, on September 25, 2018.

Vote by Internet

- Go to **www.envisionreports.com/OXLC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR ALL" of the director nominees below.

1. Nominees: 01 - David S. Shin 02 - Saul B. Rosenthal

+

The election of the above person (except as marked to the contrary) as a director, who will serve as a director of Oxford Lane Capital Corp. until 2021, or until his successor is duly elected and qualified.

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

2. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 3 8 7 5 1 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02WBXB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Oxford Lane Capital Corp. Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OXFORD LANE CAPITAL CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 25, 2018

PROXY FOR SHARES OF COMMON STOCK

The undersigned stockholder of Oxford Lane Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Bruce L. Rubin, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the second floor conference room of the Company's corporate headquarters located at 8 Sound Shore Drive, Greenwich, Connecticut 06830 on September 25, 2018, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1 and in the discretion of the proxies with respect to matters described in Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)